UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):    April 12, 2007
ART TECHNOLOGY GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26679 (Commission File Number)	04-3141918 (IRS Employer Identification No.)

One Main Street, Cambridge, Massachusetts (Address of Principal Executive Offices)	02142 (Zip Code)
Registrant’s telephone number, including area code:    (617) 386-1000
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statement and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Form of Restricted Stock Unit Agreement with Performance-Based Vesting
Ex-99.2 Form of Restricted Stock Unit Agreement with Time-Based Vesting

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 12, 2007 we entered into restricted stock unit agreements with each of our executive officers under the terms of our Amended and Restated 1996 Stock Option Plan. We entered into two agreements with each executive officer, one providing for performance-based vesting and one providing for time-based vesting.
     The number of restricted stock units granted under each agreement to our executive officers is as set forth in the following table:

	Performance-Based	Time-Based Vesting
	Vesting Restricted	Restricted Stock
Name	Stock Units	Units
Robert D. Burke	200,000	100,000
Barry E. Clark	50,000	50,000
John Federman	50,000	50,000
Kenneth Z. Volpe	50,000	50,000
Julie M.B. Bradley	40,000	40,000
Louis R. Frio Jr.	40,000	40,000
Clifford J. Conneighton	30,000	30,000
Patricia O’Neill	30,000	30,000
     Each restricted stock unit is unvested as of the date of grant and represents the right to receive one share of our common stock upon vesting. Upon a change of control, all of the unvested restricted stock units issued to Mr. Burke will vest in full and half of the unvested restricted stock units issued to our other executive officers will vest in full. Each time-based vesting restricted stock unit vests 25% on each of May 12, 2007, May 12, 2008, May 12, 2009 and May 12, 2010 as long as the executive remains our employee on those dates.
     The number of performance-based vesting restricted stock units that may vest is first determined based on how close we come to our targets for adjusted operating profit for 2007. Of those units eligible for vesting based on our adjusted operating profit for 2007, they will then vest 25% on each of May 12, 2007, May 12, 2008, May 12, 2009 and May 12, 2010 as long as the executive remains our employee on those dates. However, if during that vesting period we achieve our maximum revenue target, these restricted stock units will then vest immediately.
     The above description of these agreements is qualified in its entirety by reference to the form of restricted stock unit agreement with performance-based vesting and the form of restricted stock unit agreement with time-based vesting, which are filed as exhibits 99.1 and 99.2, respectively, to this current report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statement and Exhibits.
          (d) Exhibits.

Number	Title

99.1	Form of Restricted Stock Unit Agreement with Performance-Based Vesting.

99.2	Form of Restricted Stock Unit Agreement with Time-Based Vesting.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ART TECHNOLOGY GROUP, INC.
Date: April 16, 2007	By:	/s/ Julie M.B. Bradley
Julie M.B. Bradley
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Title

99.1	Form of Restricted Stock Unit Agreement with Performance-Based Vesting.

99.2	Form of Restricted Stock Unit Agreement with Time-Based Vesting.